UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 26, 2005

                            BEACON POWER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

              DELAWARE                      001-16171             04-3372365
   (State or Other Jurisdiction of    (Commission File Number)  (IRS Employer
            Incorporation)                                  Identification No.)

                  234 BALLARDVALE STREET
                      WILMINGTON, MA                          01887
         (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: 978-694-9121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations


Item 1.01  Entry into a Material Definitive Agreement.

         As permitted by General Instruction B to the Form 8-K, this Current Report incorporates by reference the information contained in a previously filed report relating to an Investment Agreement dated as of April 22, 2005 (the "Investment Agreement") by and among Beacon Power Corporation (the "Company"), Perseus Capital, L.L.C. and Perseus 2000 Expansion, L.L.C. ("Perseus 2000 Expansion"): Form 8-K filed on April 25, 2005 (File No. 001-16171) (the "Previously Filed Report").

         On July 15, 2005 the Company provided Perseus 2000 Expansion with a notice obligating Perseus 2000 Expansion to purchase 1,785,714 shares of the Company's common stock, at a per share purchase price of $0.84 (the "Call Option").

         On July 26, 2005, the Company and Perseus 2000 Expansion completed the Call Option for $1,500,000.

         The full terms and conditions of the financing are set forth in the Investment Agreement, which was filed as an exhibit with the Previously Filed Report. The Company also issued a press release dated April 25, 2005, which was filed as an exhibit with the Previously Filed Report and is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

         The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the sale and issuance of 1,785,714 shares of the Company's common stock. The closing of the sale and issuance of the shares and the Warrant occurred on July 26, 2005.

         The shares of the Company's common stock were issued without registration with the Commission, pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The Company determined that this exemption was available because of the nature and limited number of purchasers. In making this determination, the Company relied in part upon representations made by Perseus 2000 Expansion.

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BEACON POWER CORPORATION



Date:  July 29, 2005              By:/s/ James M. Spiezio
                                     -----------------------
                                  Name:  James M. Spiezio
                                  Title:  Vice President and Chief Financial
                                          Officer